Exhibit 10.16

REXNORD CORPORATION
(a Delaware corporation)
23,684,211 Shares of Common Stock
UNDERWRITING AGREEMENT
Dated: March 28, 2012

REXNORD CORPORATION
(a Delaware corporation)
23,684,211 Shares of Common Stock

UNDERWRITING AGREEMENT
March 28, 2012
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Barclays Capital Inc.
as Representatives of the several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
One Bryant Park
New York, New York 10036

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010

Ladies and Gentlemen:

Rexnord Corporation, a Delaware corporation (the “Company”) confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Goldman, Sachs & Co. (“Goldman Sachs”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Barclays Capital Inc. (“Barclays”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Goldman Sachs, Credit Suisse, Deutsche Bank and Barclays are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 3,552,631 additional shares of Common Stock, if any. The aforesaid 23,684,211 shares of Common Stock (the “Initial Securities”)

to be purchased by the Underwriters and all or any part of the 3,552,631 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”
The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.
The Company and the Underwriters agree that up to 828,947 shares of the Initial Securities to be purchased by the Underwriters (the “Reserved Securities”) shall be reserved for sale by the Underwriters to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. The Company solely determined, without any direct or indirect participation by the Underwriters, the Invitees who will purchase Reserved Securities (including the amount to be purchased by such persons) sold by the Underwriters. To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by 9:00 A.M. (New York City time) on the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.
The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S‑1 (No. 333-174504), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).
As used in this Agreement:
“Applicable Time” means 5:45 P.M., New York City time, on March 28, 2012 or such other time as agreed by the Company and the Representatives.
“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the information included on Schedule C-1 hereto, all considered together.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule C-2 hereto.
“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
Section 1.Representations and Warranties.
(a)    Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:
(i)    Registration Statement and Prospectuses. Each of the Registration Statement and any amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated.
Each of the Registration Statement and any post-effective amendment thereto, at the time each became effective, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
(ii)    Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch, Goldman Sachs or Credit Suisse expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the second paragraph under the heading “Underwriting (Conflicts of Interest)–Commissions and Expenses,” the information in the first and second paragraphs under the heading “Underwriting (Conflicts of Interest)–Stabilization, Short Positions and Penalty Bids,” and the information under the heading “Underwriting (Conflicts of Interest)–Electronic Distribution” in each case contained in the Prospectus (collectively, the “Underwriter Information”).
(iii)    Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Securities.
(iv)    Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.
(v)    Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act, the 1933 Act Regulations and the Public Accounting Oversight Board.
(vi)    Financial Statements; Non-GAAP Financial Measures. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; provided, however, that those financial statements that are unaudited do not contain all footnotes that may be required under GAAP for annual financial statements. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Securities Exchange Act of 1934 (the “1934 Act”) and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.
(vii)    No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries considered as one enterprise (a “Material Adverse Effect”) and (B) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
(viii)    Good Standing of the Company. The Company has been duly incorporated and is existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.
(ix)    Good Standing of Subsidiaries. Each subsidiary of the Company, other than those set forth on Schedule D (each subsidiary other than those set forth on Schedule D, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock or partnership or membership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non‑assessable and is owned by the Company (except in the case of any foreign subsidiaries, for director’s qualifying shares), directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus and other than with respect to security interests, pledges, liens, encumbrances and defects in place as of the date hereof in connection with debt outstanding as disclosed in the General Disclosure Package. The only subsidiaries of the Company are (A) the subsidiaries listed on Exhibit 21 to the Registration Statement and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.
(x)    Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, since the date of the Company’s most recent balance sheet and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus and except for any changes in connection with the authorized share increase and stock split as noted in the column entitled “As Adjusted” under the column “Capitalization”). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non‑assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.
(xi)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
(xii)    Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non‑assessable; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability solely by reason of being such a holder.
(xiii)    Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and have been waived.
(xiv)    Absence of Violations, Defaults and Conflicts. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is (A) in violation of its charter, by-laws or similar organizational documents or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, loan or credit agreement, or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and (i) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of or violation of any of the terms and provisions or default or Repayment Event (as defined below) under or pursuant to, the Agreements and Instruments (except for such conflicts, breaches, violations, defaults or Repayment Events that would not, individually or in the aggregate, result in a Material Adverse Effect), (ii) nor will such action result in any violation of the provisions of (a) the charter, by-laws or similar organizational document of the Company or any of its Subsidiaries, or (b) any statute or any rule, regulation or order of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations (each a “Governmental Entity”), except in the case of (ii)(b) where such violation would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.
(xv)    Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, that would reasonably be expected to have a Material Adverse Effect.
(xvi)    Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit or proceeding before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries that, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.
(xvii)    Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.
(xviii)    Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (A) such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, state securities laws or the rules of FINRA, in each case, in connection with the transactions contemplated hereby, (B) such as will have been obtained on or prior to the Closing Time, (C) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities were offered, and (D) such filings with, or authorizations, approvals, consents, licenses, orders, registrations, qualifications or decrees as would not materially adversely affect the Underwriters or as would not have a Material Adverse Effect.
(xix)    Possession of Licenses and Permits. The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not individually or in the aggregate, have a Material Adverse Effect, and have not received any written notice of proceedings which are outstanding or unresolved relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
(xx)    Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by them and good title to all other tangible property owned by them, in each case, free from liens, encumbrances and defects except (A) such as are described in the Registration Statement, the General Disclosure Package and the Prospectus (B) for security interests securing Agreements and Instruments that are described in the Registration Statement, the General Disclosure Package and the Prospectus or (C) such as do not, individually or in the aggregate, have a Material Adverse Effect; and, all of the leases and subleases which are in the aggregate material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds tangible property described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, except as would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any written notice of any claim that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, which claim would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(xxi)    Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know‑how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except for the lack of which individually or in the aggregate would not have a Material Adverse Effect and neither the Company nor any of its Subsidiaries has received any written notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property that, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect.

(xxii)    Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, individually or in the aggregate, result in a Material Adverse Effect, to the best knowledge of the Company, neither the Company nor any of its subsidiaries (A) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to protection of or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (B) owns or operates any real property contaminated with any hazardous or toxic substances, or is liable for any off-site disposal or contamination pursuant to any Environmental Laws or (C) is subject to any claim relating to any Environmental Laws, and the Company is not aware of any pending investigation which might lead to such a claim, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect.
(xxiii)    Accounting Controls and Disclosure Controls. The Company, together with its subsidiaries (except VAG Holding GmbH and its subsidiaries), maintain effective internal control over financial reporting (as defined under Rule 13‑a15 and 15d‑15 under the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”)) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company, together with its consolidated subsidiaries (except VAG Holding GmbH and its subsidiaries), employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
(xxiv)     Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the applicable provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement.
(xxv)    Payment of Taxes. Except as would not, individually or in the aggregate, have a Material Adverse Effect: (1) all tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except, in each case, with respect to matters contested in good faith and for which adequate reserves have been provided, and (2) the charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate under GAAP.
(xxvi)    Insurance. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect, except where the failure to be so insured would not, individually or in the aggregate have a Material Adverse Effect. The Company has no reason to believe that it or any of its Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire except where any nonrenewal would not individually or in the aggregate result in a Material Adverse Effect or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied except where any denial would not individually or in the aggregate have a Material Adverse Effect.
(xxvii)    Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).
(xxviii)    Absence of Manipulation. The Company has not taken, nor will the Company take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(xxix)    Foreign Corrupt Practices Act. Money Laundering Laws. OFAC. Each of the Company, and its Subsidiaries and, to the Company’s knowledge, any of their respective officers, directors, supervisors, managers, agents or employees, has not violated, its participation in the offering will not violate, its use of the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the Registration Statement, the General Disclosure Package and the Prospectus will not violate, and it has instituted and maintains policies and procedures designed to ensure and which are reasonably expected to ensure, continued compliance with each of the following laws: (a) anti-bribery laws, including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, or any other law, rule or regulation of similar purpose and scope (b) applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company and its Subsidiaries do business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no action, suit, or proceeding by or before Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened, and (c) laws and regulations imposing U.S. economic sanctions measures or any orders or licenses issued thereunder; and none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is currently the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of its Subsidiaries, joint venture partners or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(xxx)     Sales of Reserved Securities. In connection with any offer and sale of Reserved Securities outside the United States, the Prospectus, any prospectus wrapper and any amendment or supplement thereto, at the time it was filed, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the same is distributed. The Company has not offered, or caused the Representatives to offer, Reserved Securities to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of its affiliates to alter the customer’s or supplier’s level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products.
(xxxi)    Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter.
(xxxii)    Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.
(c)Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.
(d)Issuer Free Writing Prospectuses. Each Underwriter represents and agrees that unless it obtains the prior written consent of the Company and the Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule C-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives.

SECTION 2.    Sale and Delivery to Underwriters; Closing.
(a)    Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as Merrill Lynch, Goldman Sachs and Credit Suisse in their sole discretion shall make to eliminate any sales or purchases of fractional shares.
(b)    Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 3,552,631 shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part from time to time upon written notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as Merrill Lynch, Goldman Sachs and Credit Suisse in their sole discretion shall make to eliminate any sales or purchases of fractional shares.
(c)    Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Davis Polk & Wardwell LLP, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).
In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above‑mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from Merrill Lynch, Goldman Sachs and Credit Suisse to the Company.
Payment shall be made to the Company by wire transfer of immediately available funds to bank accounts designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each

Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Each of Merrill Lynch, Goldman Sachs and Credit Suisse, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.
(d)    Appointment of Qualified Independent Underwriter. The Company hereby confirms its engagement of Credit Suisse as, and Credit Suisse hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of FINRA Rule 5121 (or any successor rule) adopted by FINRA (“Rule 5121”) with respect to the offering and sale of the Securities. Credit Suisse, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “QIU.”
SECTION 3.    Covenants of the Company. The Company covenants with each Underwriter as follows:
(a)    Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives promptly after receiving notice thereof, 1. when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, 2. of the receipt of any comments from the Commission, 3. of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information related thereto, 4. of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and 5. if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use reasonable best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof as soon as practicable.
(b)    Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to 6. amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, 7. amend or supplement the General Disclosure Package or the Prospectus in order that the

General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or 8. amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.
(c)    Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and, if requested, signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.
(d)    Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.
(e)    Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)    Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.
(g)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”
(h)    Listing. The Company will use its reasonable best efforts to effect and maintain the listing of the Common Stock (including the Securities) on the New York Stock Exchange.
(i)    Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, Goldman Sachs and Credit Suisse, 9. directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or 10. enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a convertible or exchangeable security outstanding on the date hereof and referred to generally in the Registration Statement, the General Disclosure Package and the Prospectus, including shares of Common Stock registered on any registration statement on Form S-8 under the 1933 Act with respect to the foregoing, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company existing on or approved on or prior to the Closing Date and referred to generally in the Registration Statement, the General Disclosure Package and the Prospectus, including shares of Common Stock registered on any registration statement on Form S-8 under the 1933 Act with respect to the foregoing, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan existing on or approved on or prior to the Closing Date and referred to generally in the Registration Statement, the General Disclosure Package and the Prospectus, including shares of Common Stock registered on any registration statement on Form S-8 under the 1933 Act with respect to the foregoing, or (E) any shares of Common Stock issued by the Company to owners of businesses which the Company has acquired or may acquire in the future, whether by merger, acquisition of assets or capital stock or otherwise, as consideration for the acquisition of such businesses or to management employees of such businesses in connection with such acquisitions; provided that no more than an aggregate of 5% of the number of shares of Common Stock outstanding as of the Closing Time are issued as consideration in connection with all such acquisitions; provided further, that Merrill Lynch, Goldman Sachs and Credit Suisse receive a signed lock up agreement in substantially the form of Exhibit A hereto for the balance of the 180-day restricted period (including any 18-day extension thereof as provided for in this clause (i) from the recipients that are affiliates or management employees of the Company receiving Common Stock in connection with such acquisitions, including such shares registered on Form S−4 under the 1933 Act. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will issue an earnings release or becomes aware that material news or a material event will occur during the 16-

day period beginning on the last day of the 180-day restricted period, the restrictions imposed in this clause (i) shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, unless Merrill Lynch, Goldman Sachs and Credit Suisse waive in writing, such extension.
(j)    If Merrill Lynch, Goldman Sachs and Credit Suisse, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up agreement described in Section 5(k) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.
(k)    Reporting Requirements. The Company, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the 1933 Act.
(l)    Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule C-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
SECTION 4.    Payment of Expenses.
(a)    Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including 11. the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, 12. the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, as may, in each case, be reasonably requested for use in connection with the offer and sale of the Securities and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, 13. the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, 14. the fees and disbursements of the Company’s counsel, accountants and other advisors, 15. the fees and expenses of any transfer agent or registrar for the Securities, 16. the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants (for the avoidance of doubt, the Underwriters will pay or cause to be paid travel and lodging expenses of the representatives and officers of any Underwriter), and 50% of the cost of aircraft and other transportation chartered in connection with the road show, 17. the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, 18. the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and 19. all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees, provided that the fees and disbursements of counsel to the Underwriters pursuant to clauses (vii) and (ix) of this Section 4(a), in the aggregate, shall not exceed $75,000. It is understood that, except as expressly provided in this Section 4 and Section 6, the Underwriters shall pay all their costs and expenses, including fees and disbursements of their counsel, and travel and other expenses of the Underwriters in connection with the sale and distribution of the Securities.
(b)    Termination of Agreement. If this Agreement is terminated by the Representatives, other than as a result of the occurrence of any event specified in clauses (ii), (iv), (v) or (vi) of Section 9(a), the Company shall reimburse the Underwriters for all of their reasonable, properly documented out‑of‑pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.
SECTION 5.    Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:
(a)    Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.
(b)    Opinion of Counsel for Company and Negative Assurance Letter. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of O’Melveny & Myers LLP, counsel for the Company, substantially to the effect set forth in Exhibit A-1 hereto together with signed or reproduced copies of such letter for each of the other Underwriters. At the Closing Time, the Representatives shall have received a negative assurance letter of O’Melveny & Myers LLP, counsel to the Company, substantially to the effect set forth in Exhibit A-2 hereto.
(c)    Opinion of Patricia M. Whaley. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Patricia M. Whaley, General Counsel of the Company, substantially to the effect set forth in Exhibit A-3 hereto together with signed or reproduced copies of such letter for each of the other Underwriters.
(d)    Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Davis Polk & Wardwell LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to such matters as the Representatives may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.
(e)    Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Effect, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated the Closing Time, to the effect that 20. there has been no such Material Adverse Effect, 21. the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time (except to the extent such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date), 22. the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and 23. no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, threatened by the Commission.
(f)    Reserved.
(g)    Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.
(h)    Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(i)    Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.
(j)    No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.
(k)    Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule E hereto.
(l)    Maintenance of Rating. Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its Subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the 1934 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
(m)    Chief Financial Officer’s Certificate. The Representatives shall have received a certificate of the chief financial or chief accounting officer of the Company, dated as of the date hereof and as of the Closing Time, substantially in the form of Exhibit D hereto.
(n)    Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:
(i)    Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.
(ii)    Opinion of Counsel for Company. If requested by the Representatives, the favorable opinion of O’Melveny & Myers LLP, counsel for the Company, each dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and each otherwise to substantially the same effect as the opinion required by Section 5(b) hereof. If requested by the Representatives, a negative assurance letter of O’Melveny & Myers LLP, counsel to the Company, dated such Date of Delivery and otherwise substantially to the same effect as the negative assurance letter required by Section 5(b) hereof.
(iii)    Opinion of Patricia M. Whaley. If requested by the Representatives, the favorable opinion of Patricia M. Whaley, General Counsel of the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to substantially the same effect as the opinion required by Section 5(c) hereof.
(iv)    Opinion of Counsel for Underwriters. If requested by the Representatives, the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.
(v)    Bring-down Comfort Letter. If requested by the Representatives, a letter from Ernst & Young LLP, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.
(o)    Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such customary closing documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.
(p)    Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 15, 16 and 17 shall survive any such termination and remain in full force and effect.
SECTION 6.    Indemnification.
(a)    Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, claim, damages or liabilities, joint or several whatsoever, to which such Underwriter may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the written approval of, the Company in connection with the marketing of the offering of the Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending against any loss, claim, damage, liability or action as such expenses are incurred; provided, however, that this indemnity agreement shall not apply to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in the

Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), any preliminary prospectus, any Issuer Free Writing Prospectus, or any Marketing Materials in reliance upon and in conformity with the Underwriter Information.
(b)    Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities (or actions in respect thereof) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.
(c)    Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, Goldman Sachs and Credit Suisse, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (except local counsel) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, that, if indemnity is sought pursuant to Section 6(e), then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) separate from its own counsel and that of the other indemnified parties for the QIU in its capacity as a “qualified independent underwriter” and all persons, if any, who control the QIU within the meaning of Section 15 of the 1933 Act or Section 20 of 1934 in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the QIU, there may exist a conflict of interest between the QIU and the other indemnified parties. Any such separate counsel for the QIU and such control persons of the QIU shall be designated in writing by the QIU. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.   No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)    Reserved.
(e)    Indemnification of QIU. In addition to and without limitation of the Company’s obligation to indemnify Credit Suisse as an Underwriter, the Company also agrees to indemnify and hold harmless the QIU, its Affiliates and selling agents and each person, if any, who controls the QIU within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, incurred as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 in connection with the offering of the Securities.
(f)    Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered, (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by 9:00 A.M. (New York City time) on the first business day after the date of the Agreement or (iv) related to, or arising out of or in connection with, the offering of the Reserved Securities.
SECTION 7.    Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(e) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.
The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(e) hereof.
The Company and the Underwriters agree that Credit Suisse will not receive any additional benefits hereunder for serving as the QIU in connection with the offering and sale of the Securities.
The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.    Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.
SECTION 9.    Termination of Agreement.
(a)    Termination. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange (other than due to the circumstances described in clause (iv) of this Section 9(a)), or (iv) if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.
(b)    Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 15, 16 and 17 shall survive such termination and remain in full force and effect.
SECTION 10.    Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non‑defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if within 24 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Defaulted Securities, then the Company shall be entitled to a further period of 24 hours (which may be waived by the Company) within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Defaulted Securities on such terms that are acceptable to the Company. If, after giving effect to any arrangements for the purchase of Defaulted Securities by a Representative or the Company as provided in the first sentence of this Section 10, then;
(i)    if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non‑defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non‑defaulting Underwriters, or
(ii)    if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, and if neither the non-defaulting Underwriters nor the Representatives nor the Company shall have made arrangements within the seven day period stated below for the purchase of all the Defaulted Securities under this Agreement on the Closing Time or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Initial Securities or the Option Securities, as the case may be, shall terminate without liability on the part of any non‑defaulting Underwriter.
No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.
SECTION 11.    Default by the Company. If the Company shall fail at the Closing Time or a Date of Delivery, as the case may be, to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter; provided, however, that the provisions of Sections 1, 4, 6, 7, 8, 15, 16 and 17 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.
SECTION 12.    USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.
SECTION 13.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at One Bryant Park, New York, New York 10036, attention of Syndicate Department, with a copy to ECM Legal, Goldman Sachs at 200 West Street, New York, New York 10282, attention Registration Department; Credit Suisse at Eleven Madison Avenue, New York, New York 10010, attention LCD-IBD; Deutsche Bank at 60 Wall Street, New York, New York 10005, Attention: Equity Capital Markets Syndicate (Fax: 212-797-9344); and Barclays at 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 6), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019 and notices to the Company shall be directed to it at 4701 West Greenfield Avenue, Milwaukee, Wisconsin 53214, attention of General Counsel, with a copy, which shall not constitute notice, to O’Melveny & Myers LLP, Times Square Tower, 7 Times Square, New York, New York 10036, attention William B. Kuesel, Esq.
SECTION 14.    No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that 24. the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, 25. in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries, or its respective stockholders, creditors, employees or any other party, 26. no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, 27. the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and 28. the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
SECTION 15.    Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.
SECTION 16.    Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
SECTION 17.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.
SECTION 18.    Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court

(a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
SECTION 19.    TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
SECTION 20.    Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
SECTION 21.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
SECTION 22.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

The Company:

REXNORD CORPORATION

By /s/ Todd A. Adams

Title: President and Chief Executive Officer

CONFIRMED AND ACCEPTED,
    as of the date first above written:
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
GOLDMAN, SACHS & CO.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
BARCLAYS CAPITAL INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
By /s/ John Fortson
Authorized Signatory

By: GOLDMAN, SACHS & CO.
By /s/ Goldman, Sachs & Co.
Goldman, Sachs & Co.

By: CREDIT SUISSE SECURITIES (USA) LLC
By /s/ Benjamin Gohman
Authorized Signatory

By: DEUTSCHE BANK SECURITIES INC.

By /s/ Warren Estey
Authorized Signatory

By /s/ Isobel van Daesdonk
Authorized Signatory

By: BARCLAYS CAPITAL INC.
By /s/ Victoria Hale
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A
The initial public offering price per share for the Securities shall be $18.00.
The purchase price per share for the Securities to be paid by the several Underwriters shall be $16.965, being an amount equal to the initial public offering price set forth above less $1.035 per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,973,685
Goldman, Sachs & Co.	4,973,685
Credit Suisse Securities (USA) LLC	3,552,632
Deutsche Bank Securities Inc.	3,552,632
Barclays Capital Inc.	1,894,737
Robert W. Baird & Co. Incorporated	1,184,210
Apollo Global Securities, LLC	1,184,210
Lazard Capital Markets LLC	947,368
BMO Capital Markets Corp.	592,105
Janney Montgomery Scott LLC	592,105
Morgan Joseph TriArtisan LLC.	236,842
Total	23684211

SCHEDULE B

	Number of Initial Securities to be Sold	Maximum Number of Option Securities to Be Sold
Total	23,684,211	3,552,631

SCHEDULE C-1
Pricing Terms
1.    The Company is selling 23,684,211 shares of Common Stock.
2.    The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 3,552,631 shares of Common Stock.
3.    The initial public offering price per share for the Securities shall be $18.00.

SCHEDULE C-2
Free Writing Prospectuses
None.

SCHEDULE D
W.M. Berg (in liquidation)
PT Components
Zurn International, Inc.
Zurn Asia Holdings Ltd.
Environmental Energy Company
HL Capital Corp.
Sanitary-Dash Manufacturing, Inc.
Krikles, Inc.
Rexnord Industrial SA de CV (Mexico)
Rexnord SA de CV (Mexico)
Hansen Italia Srl (in liquidation)

SCHEDULE E
List of Persons and Entities Subject to Lock-up

George M. Sherman
Todd A. Adams
Mark Peterson
Praveen R. Jeyarajah
Laurence M. Berg
Peter P. Copses
Damian J. Giangiacomo
Steven Martinez
John S. Stroup
Rexnord Acquisition Holdings I, LLC
Rexnord Acquisition Holdings II, LLC
Cypress Industrial Holdings, LLC

Exhibit A-1
FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

April 3, 2012
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Barclays Capital Inc.
as Representatives of the several Underwriters

c/o Merrill Lynch Pierce, Fenner & Smith
     Incorporated
One Bryant Park
New York, New York 10036

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010

Re:	Issuance and Sale of Common Stock of Rexnord Corporation
Ladies and Gentlemen:
We have acted as counsel to Rexnord Corporation, a Delaware corporation (the “Company”), in connection with the issuance and sale of an aggregate of 23,684,211 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company, pursuant to the terms of an underwriting agreement, dated as of March 28, 2012 (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”). This opinion letter is furnished pursuant to Section 5(b) of the Underwriting Agreement. Except as otherwise indicated, capitalized terms used but not defined in this opinion letter have the same meanings given in the Underwriting Agreement.
In our capacity as such counsel, we have examined originals or copies of those corporate, limited liability company and other records and documents we considered appropriate, including the following:

(i)	the Underwriting Agreement;

(ii)
the certificate of incorporation, bylaws and resolutions, as applicable, of the Board of Directors of the Company and the subsidiaries of the Company listed on Schedules I and II (the “Subsidiaries”) and the pricing committee of the Board of Directors of the Company with respect to the transactions contemplated by the Underwriting Agreement; and

(iii)	the certificate of officers of the Company and the Subsidiaries attached to this opinion letter as Annex A (the “Officer’s Certificate”).
We have also examined the registration statement of Rexnord Corporation on Form S-1 (File No. 333-174504) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2011, and as amended by Amendment No. 1 filed with the Commission on July 7, 2011, Amendment No. 2 filed with the Commission on August 12, 2011, Amendment No. 3 filed with the Commission on November 22, 2011, Amendment No. 4 filed with the Commission on February 22, 2012, Amendment No. 5 filed with the Commission on March 13, 2012, and Amendment No. 6 filed with the Commission on March 19, 2012 for the purpose of registering, among other things, the offer and sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), the preliminary prospectus dated March 19, 2012 contained in the Registration Statement immediately prior to the Applicable Time (the “Pricing Prospectus”) and the prospectus dated March 28, 2012 as filed with the Commission on March 29, 2012 (the “Prospectus”). The Pricing Prospectus and the pricing information attached as Schedule C-1 to the Underwriting Agreement are collectively referred to herein as the “General Disclosure Package.”
We have assumed the conformity of documents filed with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except for required EDGAR formatting changes, to the physical copies of the documents delivered to you and submitted or our examination.
As to relevant factual matters, we have relied upon, among other things, (a) the representations and warranties of the Company set forth in the Underwriting Agreement, (b) the factual representations in the Officer’s Certificate, and (c) the officers’ certificate dated the date hereof, delivered to you in connection pursuant to Section 5(e) of the Underwriting Agreement. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.
We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. To the extent the obligations of the Company depend on the enforceability of the Underwriting Agreement against any other parties thereto, we have assumed that the Underwriting Agreement is enforceable against such other parties thereto.
On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

1.
a.    The Company is a corporation validly existing in good standing under the laws of the State of Delaware, with corporate power (x) to own its properties and assets and to conduct its business as described in the General Disclosure Package and the Prospectus and (y) to enter into the Underwriting Agreement and to perform its obligations thereunder.

b.    Each of the Subsidiaries organized as a corporation as indicated on Schedule I (each, a “Corporate Subsidiary” and collectively, the “Corporate Subsidiaries”) is a corporation validly existing under the laws of the States of Delaware , as the case may be, with corporate power to own its properties and assets and to conduct its business as described, to the extent applicable, in the General Disclosure Package and the Prospectus.
c.    Each of the Subsidiaries organized as a limited liability company as indicated on Schedule II (each, a “Delaware LLC Subsidiary” and collectively, the “Delaware LLC Subsidiaries”) is a limited liability company existing under the laws of the State of Delaware, with the power under the Delaware Limited Liability Company Act (the “DLLCA”) and its respective certificate of formation and limited liability company agreement (with respect to each limited liability company, its “LLC Organization Documents”) to own its properties and assets and to conduct its business as described, to the extent applicable, in the General Disclosure Package and the Prospectus.

2.
The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Underwriting Agreement, and the book-entry of the Shares by the transfer agent for the Company’s Common Stock in the name of The Depository Trust Company or its nominee will be validly issued, fully paid and non-assessable.

3.
The statements in the Prospectus under the caption (x) “Description of Capital Stock” insofar as they summarize provisions of the certificate of incorporation and bylaws of the Company and (y) “Certain Relationships and Related Party Transactions” insofar as they summarize provisions of the documents referred to therein, fairly present the information required by Form S-1.

4.
The statements made in the Final Prospectus under the caption "Material United States Tax Considerations for Non-U.S. Holders of Common Stock," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, fairly and accurately summarize the matters referred to therein.

5.
The execution, delivery and performance of the Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

6.	The Registration Statement, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form

S-1 under the 1933 Act and the related rules and registrations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained therein.

7.
The Registration Statement has been declared effective under the 1933 Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

8.
No order, consent, permit, authorization, approval of, or filing with, any New York or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to the transactions of the type contemplated by the Underwriting Agreement is required on the part of the Company for the execution and delivery of, and the performance of their obligations under, the Underwriting Agreement, except (i) registration under the Securities Act of the Shares, (ii) such as may have been obtained prior to the date hereof, (iii) such as may be required under applicable state or foreign securities or Blue Sky laws, (iv) as disclosed in the General Disclosure Package, (v) as may be required under rules and regulations of the Financial Industry Regulatory Authority, and (vi) it is understood that no opinion is given in this paragraph 8 with respect to any securities law or any rule or regulation issued pursuant to any securities law.

9.
The execution and delivery by the Company of the Underwriting Agreement, does not, and the Company’s performance of its obligations under the Underwriting Agreement, will not (i) violate the certificate of incorporation or bylaws of the Company; (ii) violate the current Delaware General Corporation Law, or any current New York or federal statutes, rules or regulations that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to the transactions of the type contemplated by the Underwriting Agreement; (iii) breach or constitute a default under, any existing obligation of or restriction on the Company under any agreement identified on Schedule IV hereto (the “Specified Agreements”) or (iv) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any New York or federal court or governmental authority binding on the Company identified on Schedule V hereto; except we express no opinion as to the indemnification and contribution provisions of the Underwriting Agreement. If a Specified Agreement is governed by the laws of a jurisdiction other than New York, we have assumed that such Specified Agreement is governed by the laws of the State of New York.

10.
The Company is not, and assuming the offer and sale of the Shares pursuant to the Underwriting Agreement is made and the proceeds therefrom are used solely in the manner contemplated by the General Disclosure Package and the Prospectus, the Company will not be an “investment company” required to register under the Investment Company Act of 1940, as amended.

Our opinions set forth above are subject to the following qualifications:
B.In rendering our opinions in paragraphs 8 and 9 above, (i) we do not express any opinion with respect to any consent, approval, authorization, license, permit or order of, or filing, registration or qualification with, any governmental agency or body required generally in connection with the business or operations of the Company and (ii) we have assumed that the Company will apply the proceeds from the sale of the Shares as contemplated in the Prospectus under the caption “Use of Proceeds.”
C.In rendering our opinions in paragraphs 8 and 9 above, we have assumed that no person will in the future take any discretionary action (including a decision not to act) permitted by the Underwriting Agreement or the Prospectus that would cause the performance of the Underwriting Agreement to (a) require any order, consent, permit, authorization, approval of, or filing with, any New York, or federal governmental authority, (b) constitute a violation of the provisions of the certificate or incorporation or bylaws of the Company, as applicable, (c) constitute a violation of any New York or federal statute, rule or regulation, (d) constitute a violation of any order, judgment, writ or decree of any federal or state court or governmental authority binding on the Company or any of its subsidiaries or (e) constitute a breach or default under any of the Specified Agreements.
D.We express no opinion as to the effect of non-compliance by you with any state or federal law or regulations applicable to the transactions contemplated by the Underwriting Agreement because of the nature of the your business.
E.We express no opinion as to any provision of any agreement insofar as it purports to grant a right of setoff in respect of the Company or any of its subsidiaries’ assets to any person other than a creditor of the Underwriting Agreement or any such subsidiary.
F.We advise you that provisions of the Underwriting Agreement which provide for the jurisdiction of the courts of a particular state and federal courts sitting in that state, may not be binding on the courts in the forum(s) selected or excluded.
G.We express no opinion as to (a) the absence of any breach or default of the Specified Agreements to the extent such determination requires a reference to or the computation of numerical ratios (financial or otherwise), amounts of outstanding debt or other financial, accounting or mathematical determinations or (b) the effect of the Company’s performance of the obligations under the Underwriting Agreement on the Company’s or Subsidiaries’ financial ratios or tests or compliance with financial covenants or covenants requiring financial calculations in any Specified Agreement.
H.Our opinion in paragraph 1 with respect to good standing is based solely upon our review of a certificate of the Secretary of State of the State of Delaware and certificates of other public officials, in each case, dated as of the date of the records provided to us.
The law covered by this opinion letter is limited to the present federal law of the United States and the present law of the State of New York and, with respect to paragraphs 1, 2, 5 and 9, the present Delaware General Corporation Law and the DLLCA . We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. We express no opinion concerning (i) federal securities laws or regulations (except for the opinions in paragraph 6, 7 and 10), (ii) federal or state antitrust, unfair competition or trade practice laws or regulations, (iii) pension and employee benefit laws and regulations, (iv) compliance with fiduciary requirements, (v) federal or state environmental laws and regulations, (vi) federal or state land use or subdivision laws or regulations, (vii) the Trading with the Enemy Act, as amended, the foreign assets control regulations of the United States Treasury Department, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended, Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislation, rules, regulations or executive orders relating thereto, or (viii) applicable state or foreign securities or Blue Sky laws or the rules and regulations of the Financial Industry Regulatory Authority.
This opinion letter is furnished by us as counsel for the Company, and is solely for your benefit as the representatives of the Underwriters. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion letter is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. This opinion letter speaks only as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion letter and come to our attention, or any future changes in laws.

Very truly yours,

Exhibit A-2
FORM OF NEGATIVE ASSURANCE LETTER OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)
April 3, 2012
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Barclays Capital Inc.
as Representatives of the several Underwriters

c/o Merrill Lynch Pierce, Fenner & Smith
     Incorporated
One Bryant Park
New York, New York 10036

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010

Re:	Issuance and Sale of Common Stock of Rexnord Corporation
Ladies and Gentlemen:
We have acted as counsel to Rexnord Corporation, a Delaware corporation (the “Company”), in connection with the issuance and sale of an aggregate of 23,684,211 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company, pursuant to the terms of an underwriting agreement, dated as of March 28, 2012 (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”). This letter is furnished pursuant to Section 5(b) of the Underwriting Agreement. Except as otherwise indicated, capitalized terms used but not defined in this opinion letter have the same meanings given in the Underwriting Agreement.
Reference is made to the registration statement of Rexnord Corporation on Form S-1 (File No. 333-174504) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2011, and as amended by Amendment No. 1 filed with the Commission on

July 7, 2011, Amendment No. 2 filed with the Commission on August 12, 2011, Amendment No. 3 filed with the Commission on November 22, 2011, Amendment No. 4 filed with the Commission on February 22, 2012, Amendment No. 5 filed with the Commission on March 13, 2012, and Amendment No. 6 filed with the Commission on March 19, 2012 for the purpose of registering, among other things, the offer and sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), the preliminary prospectus dated March 19, 2012 contained in the Registration Statement immediately prior to the Applicable Time (the “Pricing Prospectus”) and the prospectus dated March 28, 2012 as filed with the Commission on March 29, 2012 (the “Prospectus”). The Pricing Prospectus and the pricing information attached as Schedule C-1 to the Underwriting Agreement are collectively referred to herein as the “General Disclosure Package.”
The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the General Disclosure Package or the Prospectus and we do not undertake any obligation to verify independently any of the factual matters set forth in the Registration Statement, General Disclosure Package or the Prospectus (except as otherwise specifically stated in paragraphs 3 and 4 of our opinion letter to you dated the date hereof). Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus involve matters of a non-legal nature.
Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (i) the Registration Statement, including the information deemed to be part of the Registration Statement as of its effective date pursuant to Rule 430A promulgated under the Securities Act, as of the effective date of the Registration Statement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) those documents included in the General Disclosure Package, considered as a whole at the Applicable Time (as such term is defined in the Agreement), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of its date and as of the date of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus (except as otherwise specified in paragraphs 3 and 4 of our opinion letter to you dated the date hereof), and we express no belief with respect to the financial statements or other financial or accounting data contained in the Registration Statement, the General Disclosure Package or the Prospectus or with respect to the statements contained in the exhibits to the Registration Statement.
This letter is furnished by us as counsel for the Company, and may be relied upon by you as representatives of the Underwriters and is solely for your benefit as representatives of the Underwriters. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. This letter is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this letter to reflect any facts or circumstances that arise after the date of this letter and come to our attention, or any future changes in laws.

Very truly yours,

Exhibit A-3
FORM OF OPINION OF PATRICIA M. WHALEY
TO BE DELIVERED PURSUANT TO SECTION 5(c)
REXNORD CORPORATION
4701 West Greenfield Avenue
Milwaukee, Wisconsin 53214

April 3, 2012

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Barclays Capital Inc.
as Representatives of the several Underwriters

c/o Merrill Lynch Pierce, Fenner & Smith
     Incorporated
One Bryant Park
New York, New York 10036

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 1001
Re:    Issuance and Sale of Common Stock of Rexnord Corporation

Ladies and Gentlemen:
I am the General Counsel, Vice President and Secretary of Rexnord Corporation, a Delaware corporation (the “Company”). In connection with the issuance and sale of an aggregate of 23,684,211 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company, pursuant to the terms of an underwriting agreement, dated as of March 28, 2012 (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”) I have been asked to provide an opinion in my capacity as General Counsel of the

Company. This opinion letter is furnished pursuant to Section 5(c) of the Underwriting Agreement. Except as otherwise indicated, capitalized terms used but not defined in this opinion letter have the same meanings given in the Underwriting Agreement.
In connection with this letter, I have examined originals or copies of those corporate, limited liability company and other records and documents that I considered appropriate, including the Underwriting Agreement.
I have also examined the registration statement of Rexnord Corporation on Form S-1 (File No. 333-174504) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2011, and as amended by Amendment No. 1 filed with the Commission on July 7, 2011, Amendment No. 2 filed with the Commission on August 12, 2011, Amendment No. 3 filed with the Commission on November 22, 2011, Amendment No. 4 filed with the Commission on February 22, 2012, Amendment No. 5 filed with the Commission on March 13, 2012, and Amendment No. 6 filed with the Commission on March 19, 2012 for the purpose of registering, among other things, the offer and sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), the preliminary prospectus dated March 19, 2012 contained in the Registration Statement immediately prior to the Applicable Time (the “Pricing Prospectus”) and the prospectus dated March 28, 2012 as filed with the Commission on March 29, 2012 (the “Prospectus”). The Pricing Prospectus and the pricing information attached as Schedule C-1 to the Underwriting Agreement are collectively referred to herein as the “General Disclosure Package.”
I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with originals of all documents submitted to us as copies. As to any facts that are material to the opinions hereinafter expressed that I did not independently establish or verify, I have relied without investigation upon certificates of officers or directors the Company and its subsidiaries and upon those certificates of public officials I considered appropriate.
Based upon the foregoing, and subject to the qualifications herein set forth, I am of the opinion, as of the date hereof, that:

1.
Each of the Significant Subsidiaries listed on Schedule I and Schedule II hereto is in good standing under the laws of the State of Delaware and is qualified as a foreign corporation, limited liability company or other entity to do business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, or results of operations of the Company and all of its subsidiaries taken as a whole.

2.
The outstanding shares of Common Stock of the Company (including the Shares being delivered on the date hereof) have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and non-assessable and were not issued in violation of any preemptive rights under the Company’s certificate of incorporation or bylaws or the corporate law of the State of Delaware or any preemptive or other similar rights of any security holder of the Company of which I am aware.

3.
After inquiry of the members of the law departments and other appropriate officers of the Company and its subsidiaries, to the best of my knowledge, except as disclosed in the General Disclosure Package, there is no action, suit or proceeding which has been served upon the Company or any of its subsidiaries that is now pending or threatened in writing against or affecting the Company or any of its subsidiaries that is reasonably likely to result in any material adverse change in the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, or which is reasonably likely to materially and adversely affect the consummation of any of the transactions contemplated by the Underwriting Agreement.

4.	The statements in the Prospectus under the caption “Business -- Legal Proceedings”, insofar as they summarize the matters referred to therein, fairly summarize such matters in all material respects.

5.	I do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required
In rendering the opinion set forth in paragraph 1, I have relied exclusively on certificates issued by appropriate state and local officials in each jurisdiction in which the Significant Subsidiaries’ ownership or lease of property or the conduct of their business requires that the Significant Subsidiaries be duly qualified to do business as a foreign corporation, except where the failure to be so qualified would not individually or in the aggregate, have a material adverse effect.
My opinion covers the federal laws of the United States of America and the internal laws of the State of Wisconsin. I express no opinion on the applicability, or the effect, of the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any other jurisdiction. Accordingly, to the extent that any laws of any jurisdiction other than the State of Wisconsin govern any of the matters as to which I express an opinion, I have assumed for purposes of this opinion, with your consent and without independent investigation, that the laws of such jurisdiction are identical to the state laws of Wisconsin, and I express no opinion as to whether such assumption is reasonable or correct.
This opinion is furnished by me as General Counsel for the Issuers, and may be relied upon by you as the Underwriters, but is solely for your benefit as the Underwriters. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance my prior written consent. This opinion is expressly limited to the matters set forth above, and I render no opinion, whether by implication or otherwise, as to any other matters. I assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to my attention, or any future changes in laws.
Yours truly,

_______________________
Patricia M. Whaley
Vice President, General Counsel & Secretary

Exhibit B
[Form of lock-up from directors, officers or other stockholders pursuant to Section 5(k)]
[Ù], 2012

Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Goldman, Sachs & Co.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Barclays Capital Inc.,
as Representatives of the several
Underwriters to be named in the
within‑mentioned Underwriting Agreement

c/o Merrill Lynch Pierce, Fenner & Smith
         Incorporated
One Bryant Park
New York, New York 10036

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010

Re:    Proposed Public Offering by Rexnord Corporation
Dear Sirs:
The undersigned, a stockholder [and an officer and/or director] of Rexnord Corporation, a Delaware corporation (the “Company”), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Goldman, Sachs & Co. (“Goldman Sachs”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), Deutsche Bank Securities Inc. and Barclays Capital Inc. (the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several underwriters to be named therein with the Company and the selling shareholders to be named therein providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (subject to extensions as discussed below), the undersigned will not, without the prior written consent of Merrill Lynch, Goldman Sachs and Credit Suisse, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. [If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Securities the undersigned may purchase in the offering.]
If the undersigned is an officer or director of the Company, (1) Merrill Lynch, Goldman Sachs and Credit Suisse agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of the Common Stock, Merrill Lynch, Goldman Sachs and Credit Suisse will notify the Company of the impending release or waiver, and (2) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Merrill Lynch, Goldman Sachs and Credit Suisse hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.
Notwithstanding the foregoing, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, Goldman Sachs and Credit Suisse, subject to the following conditions: (a) the Representatives receive a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (b) any such transfer shall not involve a disposition for value, (c) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (d) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts or by will or intestacy;

(ii)
to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)	as a distribution to limited partners, members or stockholders of the undersigned;

(iv)	any transfer of shares of Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permitted under this lock-up agreement;

(v)
as a forfeiture to the Company of shares of Securities to cover tax withholding obligations upon the vesting of restricted stock units and other equity based compensation granted to the undersigned pursuant to any employee stock option plan existing on the date of this Lock-Up Agreement; or

(vi)
to the undersigned’s affiliates (as defined in Rule 12b-2 of the Exchange Act), including, without limitation, to the undersigned’s direct and indirect stockholders, members and partners and the undersigned’s direct and indirect subsidiaries, or to any investment fund or other entity controlled or managed by, or under common control or management with the undersigned.

Notwithstanding anything to the contrary herein, the foregoing restrictions shall not apply to any transactions effected pursuant to a trading plan entered into by the undersigned that complies with Rule 10b5-1 under the Exchange Act for the sale or other disposition of Common Stock, provided that such plan does not permit the transfer of any Common Stock during the lock-up period and the entry into such plan does not require, under the Securities Act or the Exchange Act, any filing (including, without limitation, any Form 144) to be made, and no such filing or other public disclosure of such plan is made, during the lock-up period.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.
Notwithstanding the foregoing, if:
(1)    during the last 17 days of the 180-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or
(2)    prior to the expiration of the 180-day lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merrill Lynch, Goldman Sachs and Credit Suisse waive, in writing, such extension.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 180-day lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 180-day lock-up period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned understands that, (i) if the Company notifies the undersigned and the Representatives in writing that it does not intend to proceed with the Public Offering, or (ii) if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for, and delivery of, the Securities, this lock-up agreement shall be terminated and the undersigned shall be released from all its obligations hereunder.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Very truly yours,
Signature:
Print Name:

Exhibit C

FORM OF PRESS RELEASE
TO BE ISSUED PURSUANT TO SECTION 3(j)

REXNORD CORPORATION
[Date]

Rexnord Corporation (the “Company”) announced today that BofA Merrill Lynch and, Goldman, Sachs & Co. and Credit Suisse, the lead book-running managers in the Company’s recent public sale of 23,684,211 shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to     shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on , 20 [no earlier than two business days after the date of the announcement], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit D

CHIEF FINANCIAL OFFICER’S CERTIFICATE
OF
Rexnord Corporation
, 2012

This certificate is being delivered in connection with the Underwriting Agreement dated as of the date hereof, among Rexnord Corporation, a Delaware corporation (the “Company”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc. as representatives of the several underwriters (collectively, the “Underwriters”) identified in Schedule A thereto (the “Underwriting Agreement”).
Pursuant to Section 5(m) of the Underwriting Agreement, I, Mark Peterson, Vice President and Chief Financial Officer of the Company, have been asked to deliver this certificate to the Underwriters and, based on my examination of the Company’s financial and accounting records and schedules undertaken by myself and members of my staff who are responsible for the Company’s financial and accounting matters and my participation in the financial and accounting affairs of the Company, I hereby certify to my knowledge and on behalf of the Company (and not in my individual capacity) that:
I have supervised the preparation of the numbers identified on the pages attached hereto as Exhibit A from the Registration Statement on Form S-1 dated , 2012 for 23,684,211 shares of the Company’s Common Stock, and hereby confirm that such amounts were derived from the accounting records of the Company and its subsidiaries, and that such information is accurate and correct in all material respects and there is no reason to believe any modification should be made to such information.
This certificate is to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities pursuant to the Underwriting Agreement. This certificate may be relied upon by the Underwriters for this purpose. Without the written consent of the Company: (i) no person other than the Underwriters may rely on this certificate for any purpose; (ii) this certificate may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this certificate may not be cited or quoted in any other document or communication which might encourage reliance upon this certificate by any person for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this certificate may not be furnished to anyone for purposes of encouraging such reliance.

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IN WITNESS WHEREOF, I have hereunto signed my name on this      day of ________________, 2012.

By:	Name: Mark Peterson Title: Vice President and Chief Financial Officer